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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 1999

                       Commission file number:

                 Receipts on Corporate Securities Trust,
                           Series FDX 1997-1
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             (Exact name of Registrant as specified in its charter)

Delaware                                        31-0944462
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(State or other jurisdiction             (I.R.S. Employer Identification No.)
  of incorporation or organization)

One New York Plaza, 14th Floor, New York, NY             10292-2014
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(Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code: (212) 809-6631

                                      N/A
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   Former name, former address and former fiscal year, if changed since last report.

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Item 1. Changes in Control of Registrant.

   Not Applicable.

Item 2. Acquisition or Disposition of Assets.

   Not Applicable.

Item 3. Bankruptcy or Receivership

   Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

   Not Applicable.

Item 5. Other Events

   On January 1, 1999 a cash distribution was made on the Receipts of Corporate Securities Trust, Series FDX 1997-1, Amortizing Class. See attached Trustee's Distribution Statement and Notice to the Holders (filed as Exhibit 20).

Item 6. Selected Financial Data.

   Not Applicable.

Item 7. Financial Statements, Pro-Forma Financial Information and Exhibits.

   (a) Not Applicable.

   (b) Not Applicable.

   (c) Exhibits.

       20 The Trustee's Distribution Statement and Notice to the Holders with respect to Item 5. is attached.

Item 7a. Quantitative and Qualitative Disclosures About Market Risk.

   Not Applicable.

Item 8.  Financial Statements and Supplementary Data.

   Not Applicable.

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                                   SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Prudential Securities Structured Assets, Inc.

     By: /s/ Jeffrey J. Theodorou                    Date: January 29, 1999
     -----------------------------------------
     Jeffrey J. Theodorou
     President

Receipts on Corporate Securities Trust, Series FDX 1997-1

     By: Prudential Securities Structured
             Assets, Inc.                            Date: January 29, 1999
     ------------------------------------------

     By: /s/ Jeffrey J. Theodorou                    Date: January 29, 1999
     ------------------------------------------
     Jeffrey J. Theodorou
     President

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